                                                                    EXHIBIT 32.1
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of James River Group, Inc.
(the "Company") for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, J.
Adam Abram, Chief Executive Officer, and Michael T. Oakes, Chief Financial
Officer, of the Company, certify, to the best of our knowledge, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ J. Adam Abram
                                                   -----------------------------
                                                   J. Adam Abram
                                                   Chief Executive Officer
Date:  September 16, 2005

                                                   /s/ Michael T. Oakes
                                                   -----------------------------
                                                   Michael T. Oakes
                                                   Chief Financial Officer